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                                                                    EXHIBIT 99.1

                           EXCLUSIVE LICENSE AGREEMENT


         THIS AGREEMENT made and entered into by and between Spreelast A.G. (hereinafter called "Spreelast"), and MAGNUM D'OR RESOURCES, INC., a corporation of the State of Nevada, having a principal office AT 1326 S.E 17th Street, #513, Fort Lauderdale Florida, U.S.A. (hereinafter called "MAGNUM").

         The effective date of this Agreement is December 21, 2007.

         WHEREAS, SPREELAST is The exclusive Licensee of certain patent and intellectual property set forth on Exhibit A annexed hereto and made a part hereof; and

         WHEREAS, SPREELAST has right to certain technical data and information ("Technology" as set forth in said Exhibit A); and

         WHEREAS, SPREELAST has developed extensive know-how ("Know-how") in utilizing the Technology covered under the Pated: to develop end products; end

         WHEREAS, SPREELAST desires to have the Technology, Patent Rights and Know-how utilized in the public interest and is willing to grant a sublicense to MAGNUM thereunder which sublicense shall be exclusive in and throughout the Territory; and

         WHEREAS, MAGNUM has represented to SPREELAST, to induce SPREELAST to enter into this Agreement, that it shall commit itself to a thorough, vigorous, commercially reasonable and diligent program of exploiting the Patent Rights, Technology and Know-how so that public utilization shall result therefrom; and

         WHEREAS, SPREELAST is desirous of granting such a sub-license to MAGNUM in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises the parties hereto agree as follows:


                  I. DEFINITIONS

         As used in this Agreement, the following words and phrases shall have the meanings ascribed to them in this section.

1.1 AFFILIATED COMPANY: Any company (1) in which MAGNUM has a controlling interest or (2) is under common control with MAGNUM by third party.

1.2 LICENSED PROCESSES: Any process which, but for the sights granted in this Agreement would infringe one or more of an issued, unexpired, or pending claim contained in the Patent Rights.


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1.3      PATENT RIGHTS: All present and future patent applications, described in
         Exhibit A and claimed therein, and any divisions, continuations, continuations-in-part to the extent the claims are directed to subject matter specifically described in patents, as set forth on Exhibit A, issuing thereon or reissues thereof; and any and all foreign patents and patent applications corresponding thereto; which will be automatically incorporated in and added to this Agreement.

1.4 KNOW-HOW. All confidential data, methodology, state-of- the-art technology and trade secrets now or hereinafter developed by SPREELAST, and conveyed to Magnum, in the utilization of the Technology and Patent Rights in the development of end products.

1.5      TERRITORY: United States, Canada and China

1.6 TECHNOLOGY: Existing technical data and information to be provided to MAGNUM and as set forth on Exhibit A hereto.

1.7      TERM. As defined in Section 7.1

1.8 EXCLUSIVE LICENSE: A license under which SPREELAST shall not grant further licenses to a third party to use Technology, Patent Rights and Know-how within the Territory and will not itself utilize such Technology, Patent Rights and Know-how within the Territory.


                  II. GRANT

2.1 EXCLUSIVITY: SPREELAST hereby grants and MAGNUM hereby accepts subject to the terms and conditions hereof, an Exclusive License within the Territory, and to the extent not prohibited by other patents not licensed or owned by SPREELAST, to make and have made, to use, sell, offer to sell, and import Licensed Products and products made with the use of Licensed. Processes and to use Licensed Processes during the Term of this Agreement within the Territory

2.2 SUBLICENSE: MAGNUM shall have the right to sublicense for use any or all of the rights and privileges granted to MAGNUM in this Agreement subject to the following:

         a) MAGNUM agrees that any such sublicense will contain provisions, which obligate its sub- licensee to MAGNUM to at least the same extent that MAGNUM is obligated to SPREELAST under this Agreement;

         b) MAGNUM agrees to inform SPREELAST of every fully executed sublicense involving the Patent Rights, 'technology and Know-how or any part thereof;

2.3 RESEARCH AND PUBLICATION RIGHTS: SPREELAST retains rights, within the Territory, to make and to use and to grant non-exclusive licenses to make and to use for research purposes only and to publish on the subject matter described in Patent Rights, Technology and Know-how.


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                  III. CONSIDERATIONS

3.1 LICENSE FEE AND ROYALTY: In consideration for the license granted to it hereunder, MAGNUM will pay to SPREELAST:

         a) within 7 days from the date hereof 200,000 shares of its fully paid and non-assessable Common Shares; and

         b) during the term of this Agreement a royally of Three percent of all Gross Revenues derived by Magnum, from plant facilities in which Magnum owns a Majority interest, utilizing the Technology licensed hereunder.

         c) in the case of sublicenses, MAGNUM shall a pay to SPREELAST thirty percent (30%) of royalty income received by Magnum from such sub-licensees

3.2 MINIMUM ROYALTIES: SPREELAST shall have the right to terminate this license in the event that MAGNUM does not pay to SPREELAST the following nonrefundable minimum royalties, which are creditable against running royalties:

         April 1 2008                                          50,000 Euros
         April 1 2009                                         150,000 Euros
         April 1, 2010 and yearly thereafter                  300,000 Euros

         Anything to the contrary herein contained notwithstanding, it is expressly understood and agreed that, in the event, Spreelast shall be in default in the payment of royalties due to the Patent Holder(s), under the terms of the license agreement between the Patent Holder(s) and SPREELAST, MAGNUM may elect, in its sole discretion, to pay the royalties provided for in paragraphs 3.1 (b), 3.1 (c) and 3.2, hereof directly to the Patent Holder(s).

3.3 This duty to pay royalties under 3.1 and 3.2 shall expire with the last-to-expire Patent Rights on a country-by-country basis. If no Patent Rights exist in a country, this duty to pay royalties shall expire 10 years after the first commercial sale in that country.

3.4 In the event that MAGNUM develops a combination product(s), which shall mean a product sold by MAGNUM, its Affiliated Company (ies), or Sub licensees, that contains a Licensed Technology plus other non-Licensed Componentry that (i) can be sold separately by MAGNUM without infringing, contributing to the infringement of, or dependent upon Patent Rights; and (ii) adds value to the final product being sold by the MAGNUM, SPREELAST will consider renegotiating royalties for the combination product(s).


                  IV. ROYALTY PAYMENT, REPORTS, AND RECORDS

4.1      SEMI-ANNUAL REPORTS: MAGNUM, within sixty (60) days after June 30, and


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         December 31, of each year commencing with June 30, 2008, shall deliver to SPREELAST true and accurate reports, giving such particulars of the business conducted by MAGNUM, its Affiliated Companies, and its sub licensees during the preceding six month period under this Agreement as shall be pertinent to a royalty accounting hereunder.

4.2 MINIMUMS: If royalties for any calendar year do not meet or exceed the minimum royalties established in Section 3.4, MAGNUM shall include the balance of the minimum royalty with the payment for the period ending December 31.

4.3 ROYALTY PAYMENT: Simultaneously with the delivery of each such accounting, MAGNUM shall make disbursements in United States currency, drawn on a United States bank, of the royalties due for the period covered by such report. Such payments shall be without deduction of exchange, collection or other charges.

4.4 LATE PAYMENT: Late payments shall be subject to an interest charge of one and one-half percent (1.50 %) per month.

4.5 Confidentiality: All such reports shall be maintained in confidence by SPREELAST, except as required by law.


                  V. INFRINGEMENT

5.1 NOTIFICATION: MAGNUM shall inform SPREELAST promptly in writing upon learning of any alleged infringement of the Patent rights by a third Party and of any available evidence thereof.

5.2 ENFORCEMENT BY SPREELAST: During the term of this Agreement, SPREELAST shall have the right, but shall not be obligated to prosecute at its own expense all infringements of the Patent Rights and, in furtherance of such right, MAGNUM hereby agrees that SPREELAST may include MAGNUM as party plaintiff in any such suit, without expense to MAGNUM. The total cost of any such infringement action commenced or defended solely by SPREELAST shall be borne by SPREELAST and SPREELAST shall keep any recovery or damages for past infringement derived therefrom.

5.3 ENFORCEMENT BY MAGNUM: If within three (3) months after having been notified of any alleged infringement, SPREELAST shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if SPREELAST shall notify MAGNUM at any time prior thereto of its intention not to bring suit against any alleged infringer then, and in those events only, MAGNUM shall have the right, but not be obligated, to prosecute at its own expense any infringement of the Patent Rights (in the Territory ), and MAGNUM may, for such purposes, use the name of SPREELAST as party plaintiff; provided, however, that such right to bring such an infringement action shall remain in effect only for so long as the license granted herein remains effective. No settlement, consent judgment or other voluntary final disposition of the suit maybe entered into without the consent of SPREELAST, such consent shall not


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         unreasonably be withheld. MAGNUM shall indemnify SPREELAST against any order for costs that may be made against SPREELAST in such proceedings.

5.4 EXPENSE AND RECOVERY: In the event that MAGNUM shall undertake the enforcement and/or defense of the Patent Rights by litigation, MAGNUM may withhold up to fifty percent (50%) of the payments otherwise thereafter due SPREELAST under Article IV hereunder and apply the same toward reimbursement of up to half of MAGNUM'S expenses, including reasonable attorneys' fees, in connection therewith. Any recovery of damages by MAGNUM for each such suit shall be applied first in satisfaction of any unreimbursed expenses and legal fees of MAGNUM relating to such suit, and next toward reimbursement of SPREELAST for any payments under Article IV past due or withheld and applied pursuant to this Article V. The balance remaining from any such recovery divided equally between MAGNUM and SPREELAST.

5.5 DEFENSE OF INVALIDITY OF PATENT RIGHTS: In the event that a declaratory judgment action alleging invalidity or noninfringement of any of the Patent Rights shall be brought against MAGNUM, SPREELAST, at its option, shall have the right, within thirty (30) after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

5.6 COOPERATION: In any infringement suit as either party may institute to enforce the Patent Rights pursuant to this Agreement, the other party hereto shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent practicable, have its employees testify when requested and make available relevant record, papers, information, samples, specimens, and the like.

5.7 SUBLICENSE: MAGNUM during the exclusive period of this Agreement shall have the sole right in accordance with the terms and conditions herein to sublicense to any alleged infringer in the Territory for future use of the Patent Rights. Any up-front fees as part of such a sublicense shall be shared equally between MAGNUM and SPREELAST; other royalties shall be treated in Articles III and IV hereof.


                  VI. INDEMNIFICATION AND WARRANTEES

6.1 INDEMNIFICATION: SPREELAST shall at all times during the term of this Agreement indemnify, defend and hold MAGNUM, its officers, employees and affiliates, and harmless against all claims, proceedings, demands, liabilities and expenses resulting from the utilization of any Technology, Patent Rights or Know-how granted hereunder, by SPREELAST.

6.2 AUTHORIZATION TO CONTRACT AND DISCLAIMER OF WARRANTY: SPREELAST represents and warrants that it holds the exclusive license to the patents and technology in the patent applications or patents comprising the Patent Rights and that SPREELAST has the authority to issue licenses under said Patent Rights.


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         EXCEPT AS OTHERWISE MAY BE EXPRESSLY SET FORTH IN THIS AGREEMENT, THE
         TECHNOLOGY, PATENT RIGHTS AND KNOW-HOW ARE LICENSED "AS IS" WITHOUT ANY EXPRESSED OR IMPLIED WARRANTIES WHATSOEVER. SPREELAST EXPRESSLY DISCLAIMS IMPLIED WARRANTIES OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE TECHNOLOGY AND PATENT RIGHTS. SPREELAST MAKES NO REPRESENTATION WHATSOEVER THAT THE TECHNOLOGY IS ERROR FREE.


                  VII. TERM AND TERMINATION

7.1 TERM: Unless terminated earlier as provided herein, the Term of this Agreement shall commence on the Effective Date and expire on expiration of the last duty to pay royalties under 3.3 hereof

7.2 TERMINATION BY SPREELAST: SPREELAST shall have the right and option of terminating this Agreement upon written notice to MAGNUM in the following events: If MAGNUM:

                  a) fails to make any payment whatsoever due and payable to SPREELAST hereunder, SPREELAST shall have the right to terminate this Agreement effective on forty-five (45) days' notice, unless MAGNUM shall make all such payments to SPREELAST plus interest within said period. Upon the expiration of the forty-five (45) day period, if MAGNUM shall not have made all such payments to SPREELAST, the rights, privileges and license granted hereunder shall automatically terminate; or

                  b) is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction, or MAGNUM shall make or execute an assignment for the benefit of creditors; SPREELAST shall then have the right and option to terminate this Agreement and the rights and obligations hereunder forthwith by notice in writing to MAGNUM.

7.3 ROYALTIES AT TERMINATION: Any termination of this Agreement and the rights and obligations hereunder shall not release MAGNUM from the payment of any earned royalties accrued or expense reimbursement accrued and unpaid up to the date of such termination. Upon termination a final report shall be submitted and any royalty payments and unreimbursed patent expenses due SPREELAST become immediately payable.

7.4 OBLIGATIONS CONTINUE: Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such.


                  VIII. CONFIDENTIALITY

8.1 CONFIDENTIAL INFORMATION: MAGNUM hereby agrees not to disclose to third parties information, which relates to the Technology, Patent Rights and Know-how which information is not yet published in an issued patent. MAGNUM agrees to take the same degree of care as it signed by both parties.


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9.6      SEVERABILITY: If one or more of the provisions of this Agreement be held to be invalid illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible. The original business purpose of such part or provisions in a valid enforceable manner.


(SIGNATURE PAGE FOLLOWS)


IN WITNESS WHEREOF the parties have set their hands and seals this 21St day of December 2007


SPREELAST A.G.


BY:  /s/ Felix E. Assfalg
     ----------------------------------
Felix E. Assfalg      Managing Director




MAGNUM D'OR RESOURCES, INC.


BY:  /s/ Chad A. Curtis
     ----------------------------------
Chad A. Curtis       Authorized Officer


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